Intangible Assets, Net - Schedule Of Future Amortization Expense Related To Intangible Assets (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021	$ 23,194
2022	17,233
2023	5,427
2024	444
2025	444
2026 and beyond	1,291
Total	$ 48,033